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EXHIBIT 32


                         SHELBOURNE PROPERTIES II, INC.
                             FORM 10-Q JUNE 30, 2003


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Shelbourne Properties II Inc., (the "Company"), on Form 10-Q for the quarterly period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:  August 12, 2003              /s/ Michael L. Ashner
                                    -----------------------
                                    Michael L. Ashner
                                    Chief Executive Officer


Date:  August 12, 2003              /s/ Carolyn B. Tiffany
                                    -----------------------
                                    Carolyn B. Tiffany
                                    Chief Financial Officer























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